Exhibit 10.27

THIS DOCUMENT CONTAINS CONFIDENTIAL

PORTIONS THAT HAVE BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT

AMENDMENT NO. 3

to the

A320 Family Aircraft Purchase Agreement

made July 20, 2011

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 3 to the A320 Family Purchase Agreement made July 20, 2011 (as amended, supplemented or otherwise modified, hereinafter referred to as the “Amendment”), entered into as of November 20, 2013, by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller have agreed to modify certain terms relating to the NEO Engine Decision;

WHEREAS, the Buyer and the Seller have agreed to modify the model type of certain Aircraft as set forth in this Amendment;

WHEREAS, the Buyer and the Seller have agreed to modify certain terms relating to Leasing Documentation;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	ENGINE SELECTION

1.1	Section 0 (Definitions) of the Agreement is hereby amended by adding the following quoted text in alphabetical order:

QUOTE

NEO Engine Decision – as defined in Clause 2.4.7(ii).

UNQUOTE

1.2	Clause 2.4.7(ii) of the Agreement is here by amended by deleting such clause in its entirety and replacing it with the following quoted text:

QUOTE

(ii)	A319 NEO Propulsion System, A320 NEO Propulsion System and A321 NEO Propulsion System by [*CTR] (the “NEO Engine Decision”).

UNQUOTE

1.3	The parenthetical in Paragraph 3.4.1(i) of Letter Agreement No. 5 is deleted in its entirety and replaced by the following quoted text:

QUOTE

(as such term is defined in Clause 2.4.7(ii) of the Agreement)

UNQUOTE

1.4	The phrase “this Paragraph 3.1(ii)” in Paragraph 3.4.1(ii) of Letter Agreement No. 5 is hereby amended by deleting such phrase in its entirety and replacing it with the following quoted text:

QUOTE

this Paragraph 3.4.1(ii)

UNQUOTE

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.5	A new Paragraph 3.4.3 is added to Letter Agreement No. 5 to the Agreement with the following quoted text:

QUOTE

“3.4.3 NEO Engine Decision

3.4.3.1 [*CTR]

(i)	Pursuant to Clause 2.4.7(ii) of the Agreement, the Buyer has agreed to notify the Seller of its NEO Engine Decision by [*CTR]. If the Buyer notifies the Seller of the NEO Engine Decision by such date, the [*CTR].

(ii)	For any [*CTR],

(a)	[*CTR].

(b)	the payment schedule for unpaid Predelivery Payments with respect to such Aircraft will be adjusted to reflect [*CTR].

3.4.3.2 [*CTR]

If the Buyer fails to notify the Seller of its NEO Engine Decision by [*CTR], then the Seller may, upon written notice to the Buyer, [*CTR]

(i)	any A320 Family NEO Aircraft bearing CAC ID Nos. [*CTR]; and

(ii)	At any time and from time to time after [*CTR], for so long as Buyer shall not have notified the Seller of its NEO Engine Decision, any A320 Family NEO Aircraft that, as of such time has a [*CTR],

In each case, [*CTR].

3.4.3.3 [*CTR]

[*CTR]. Any Predelivery Payments previously received from the Buyer hereunder in respect of such Aircraft will be applied to the Predelivery Payment(s) that are next due under this Agreement. [*CTR].

UNQUOTE

2.	CONVERSION

2.1	[*CTR] pursuant to the terms of the Letter Agreement No. 5 to the Agreement, the Seller agrees to grant to the Buyer [*CTR] conversion right for each of the following Aircraft and the Buyer exercises such right as follows:

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(i)	[*CTR], and

(ii)	[*CTR].

3.	DELIVERY SCHEDULE

3.1	Schedule I to the Agreement is deleted in its entirety and replaced with the Schedule I attached hereto in Exhibit 1 which reflects (i) Scheduled Delivery Months that have been notified by the Seller to the Buyer as of the date of this Amendment, (ii) the conversions specified in Paragraph 2.1 above and (iii) the type conversion of the [*CTR].

4.	LEASING DOCUMENTATION

4.1	Letter Agreement No. 1 is hereby amended as follows:

(a) Section 1.3.4 of Letter Agreement No. 1 is deleted in its entirety and replaced with the following quoted text:

QUOTE

The Seller shall promptly notify the Buyer when the Seller has concluded an arrangement (either through an existing backlog of aircraft orders or a new order) (such arrangement, a “Third Party Purchase Agreement”) identifying aircraft qualifying as Leased Aircraft which are proposed to be the subject of a leasing transaction as contemplated by the Leasing Documentation. Following such notice, if the Seller delivers to the Buyer a Leasing Letter in the form of Exhibit E attached hereto (a “Leasing Letter”) executed by such Third Party Purchaser (such executed Leasing Letter, a “Third Party Agreement”), the Buyer agrees, that if

(x) the Buyer has received such Third Party Agreement by no later than

(i)	with respect to the Leased Aircraft bearing CAC No. [*CTR], if (1) any required Lessee Consent has been agreed with the relevant Third Party Purchaser, (2) an execution version of the Leasing Documentation has been agreed with AFS and (3) the necessary steps are taken in a timely manner (such as submitting the related trust agreement for review by Aeronautical Center Counsel at the FAA) to ensure a lease with an AFS Entity can be entered into on the delivery date, November 15, 2013 or, if requested by the Seller and agreed by the Buyer, on or before November 22, 2013; and

(ii)	with respect to any other such Leased Aircraft scheduled for Delivery through the [*CTR], the 30th day prior to the first day of the Scheduled Delivery Month therefor; and

(iii)	with respect to any such Leased Aircraft scheduled for Delivery after the [*CTR],

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

the 45th day prior to the first day of the Scheduled Delivery Month therefor (each such date, the “Cut-off Date” for such Aircraft);

and (y) the Buyer reasonably determines at such time that such Third Party Purchaser (or the related Third Party Owner Participant, if applicable) would be qualified to act as “Owner Participant” under the Leasing Documentation, then within fifteen (15) days of receipt of such Third Party Agreement, the Buyer will countersign such Third Party Agreement.

Upon execution and delivery of a Leasing Letter by the Buyer with respect to such Leased Aircraft, the Predelivery Payments paid by the Buyer with respect to such Leased Aircraft shall be applied in accordance with the provisions of Paragraph 3.2 of Letter Agreement No. 3 to the Agreement.

UNQUOTE

(b) The second sentence of Section 7.1 of Letter Agreement No. 1 is amended by inserting at the end of such sentence the following quoted text:

QUOTE

; provided however, the Buyer hereby [*CTR].

UNQUOTE

4.2	The defined term [*CTR] contained in Exhibit G of Letter Agreement No. 1 is deleted in its entirety and replaced with the following quoted text:

QUOTE

[*CTR] provided by the principal New York City offices of each of the Reference Banks (as defined below) at approximately 11:00 A.M., New York City time, on the day that is two Business Days preceding the Delivery Date for such Leased Aircraft, and, for this purpose, [*CTR], is equivalent to USD-LIBOR-BBA (as defined below) for such Delivery Date [*CTR]. Seller will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Delivery Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Delivery Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by Seller, at approximately 11:00 A.M., New York City time, on such Delivery Date. For purposes of the foregoing:

UNQUOTE

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3	The Form of Trust Agreement attached as Exhibit B to Letter Agreement No. 1 is hereby amended as follows:

(i)	The introductory paragraph of the Form of Trust Agreement is hereby amended by deleting the word “the” before the defined term “Owner Participant”.

(ii)	The last sentence of Section 4.01 of the Form of Trust Agreement is hereby amended by deleting the word “the” before the term “Owner Participant”.

(iii)	The title to Article IX of the Form of Trust Agreement is hereby amended by adding “[or Removal][ftnt]” between the words “Resignation” and “of”, and the Table of Contents shall be accordingly updated to reflect such change.

[ftnt]	Insert if Owner Participant is not a Citizen of the United States.

(iv)	Article IX of the Form of Trust Agreement is hereby amended by inserting the following quoted language after Section 9.01 of the Form of Trust Agreement:

QUOTE

[Section 9.01 Resignation or Removal of Owner Trustee; Appointment of Successor.

(a) Resignation or Removal. Owner Trustee (i) shall resign if required to do so pursuant to Section 9.3 of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days prior written notice to Owner Participant and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b). In addition, subject to Article XII and subject to Section 6.2.2 of the Participation Agreement, Owner Participant may at any time remove Owner Trustee only for cause, subject to the regulatory limitation that Persons who are neither Citizens of the United States nor resident aliens may not hold more than 25 percent of the aggregate power to remove Owner Trustee; provided, that Owner Participant may remove Owner Trustee, with or without cause, at any time when the Aircraft is registered in a non-United States jurisdiction. For purposes of this Section, “for cause”, may include willful misconduct or gross negligence, but “for cause” shall not include the refusal of Owner Trustee to act or refrain from acting in a manner that (1) would violate the laws, regulations, court orders, or lawful directions of a government agency; (2) is outside the scope of Owner Trustee’s authority; (3) is contrary to its obligations under this Trust Agreement; or (4) is the subject of a mere disagreement between Owner Trustee and Owner Participant. Any such removal will be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b). In the case of the resignation or removal of Owner Trustee, subject to Article XII and subject to Section 6.2.2 of the Participation Agreement, Owner Participant may appoint a successor Owner Trustee by an instrument in writing signed by Owner Participant with the prior written consent of Lessee, such consent not to be unreasonably withheld;

provided that, if an Event of Default shall have occurred and be continuing, then no such prior written consent of Lessee shall be so required. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, Owner Trustee or Lessee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.][Ftnt]

[Ftnt]	Insert this paragraph as Section 9.01(a) in place of the current Section 9.01(a) if the Owner Participant is not a Citizen of the United States.

UNQUOTE

(v)	Article XII of the Form of Trust Agreement is hereby amended by inserting the following quoted language after Section 12.01 of the Form of Trust Agreement:

QUOTE

[Section 12.01 Limitations on Control. Notwithstanding any other provision of this Trust Agreement, but subject to Sections 12.02 and 12.04, Owner Participant will have no rights or powers to direct, influence or control Owner Trustee in the performance of Owner Trustee’s duties under this Trust Agreement, including matters involving the ownership and operation of the Aircraft. Owner Trustee shall exercise its duties under this Trust Agreement in connection with matters involving the ownership and operation of the Aircraft, as Owner Trustee, in its discretion, shall deem necessary to protect the interests of the United States, notwithstanding any countervailing interest of any foreign power which, or whose citizens, may have a direct or indirect interest in Owner Participant, and any such action by Owner Trustee shall not be considered malfeasance or in breach of any obligation which Owner Trustee might otherwise have to Owner Participant; provided, however, that subject to the foregoing limitations, Owner Trustee shall exercise this discretion in all matters arising under this Trust Agreement, including the ownership and operation of the Aircraft, with due regard for the interests of Owner Participant. In exercising any of its rights and duties under this Trust Agreement in connection with matters which may arise not relating to the ownership and operation of the Aircraft, Owner Trustee shall be permitted to seek the advice of Owner Participant before taking, or refraining from taking, any action with respect thereto. To the extent that Owner Trustee takes any action or inaction in accordance with any written instruction and/or advice of Owner Participant given or in exercising its discretion under this Article XII, such action or inaction shall not be deemed to be gross negligence or willful misconduct. Owner Trustee shall notify Owner Participant of its exercise of rights and duties under this Trust Agreement in connection with matters involving the ownership and operation of the Aircraft.][ftnt]

[ftnt]	Insert this paragraph as Section 12.01 in place of the current Section 12.01 if the Owner Participant is not a Citizen of the United States.

UNQUOTE

(vi)	Article XII of the Form of Trust Agreement is hereby amended by inserting the following quoted language after Section 12.02 of the Form of Trust Agreement:

QUOTE

[Section 12.02 Discretion, Actions and Payments of Owner Trustee. Subject to the requirements of Section 12.01, Owner Trustee agrees that it will not, without the prior consent of Owner Participant, (a) sell, transfer, assign, lease, mortgage, pledge or otherwise dispose of the Aircraft or other assets held in the Trust Estate relating thereto or (b) amend or waive any rights under any Operative Document or Operating Agreement (other than a document over which Owner Trustee has the absolute and complete discretion established under Section 12.01 of this Trust Agreement), or give any consents under any Operative Documents except as expressly provided for herein. Notwithstanding any other provision of this Article XII, the grant of the rights of Owner Trustee set forth in Section 12.01 shall not extend to any other rights, powers or privileges in respect of the beneficial interest of Owner Participant in the Trust Estate, and Owner Participant (and not Owner Trustee) shall be entitled to receive from Owner Trustee or otherwise all payments of whatsoever kind and nature payable to Owner Participant pursuant to this Trust Agreement in the same manner as if the rights permitted to be exercised by Owner Trustee as described in Section 12.01 had not been transferred to Owner Trustee and held in trust hereunder.][ftnt]

[ftnt]	Insert this paragraph as Section 12.02 in place of the current Section 12.02 if the Owner Participant is not a Citizen of the United States.

UNQUOTE

(vii)	The first sentence of Section 12.03 of the Form of Trust Agreement is hereby amended by inserting “Notwithstanding anything to the contrary in this Trust Agreement,” at the beginning of such sentence.

(viii)	Article XII of the Form of Trust Agreement is hereby amended by inserting the following quoted language after Section 12.04 of the Form of Trust Agreement:

QUOTE

[Section 12.04 Purpose. The purpose of this Article XII is to assure that (a) the Aircraft shall be controlled with respect to such matters as are described in Section 12.01 by a Citizen of the United States, (b) Owner Participant shall have no power to influence or control the exercise of Owner Trustee’s authority with respect to such matters and (c) Owner Trustee shall be able to give the affidavit required by Section 47.7(c)(2)(iii) of the Federal Aviation Regulations. This Article XII shall be construed in furtherance of the foregoing purposes; provided, however, that this Article XII shall be ignored and given no force or effect: (i) if Owner Participant determines that it meets the requirements for a Citizen of the United States and both Owner Participant and Owner Trustee file with the FAA the affidavits required by Section 47.7(c)(2)(ii) of the Federal Aviation Regulations, 14 C.F.R. §47.7(c)(2)(ii), or (ii) during periods when the Aircraft has been registered in a non-United States jurisdiction and a de-registration telex has been issued by the FAA in connection with the re-registration of the Aircraft in such non-United States jurisdiction.][ftnt]

[ftnt]	Insert this paragraph as Section 12.04 in place of the current Section 12.04 if the Owner Participant is not a. Citizen of the United States.

UNQUOTE

(ix)	Article XII of the Form of Trust Agreement is hereby amended by inserting the following quoted language after Section 12.05 of the Form of Trust Agreement and the Table of Contents shall accordingly be updated to reflect such change:

QUOTE

[Section 12.06 Priority. In creating and accepting the Trust, each of Owner Participant and Owner Trustee acknowledges that, so long as the Aircraft shall be registered with the FAA, in case of any conflict, the limitations in Article XII of this Trust Agreement are paramount and superior to any other terms and conditions in this Trust Agreement or in any other document, including without limitation, the Lease and the other Operative Documents and any other Operating Agreement to which Owner Participant and Owner Trustee are a party in respect of the Trust. It is understood and agreed by the parties hereto that nothing in this Trust Agreement shall relieve Owner Participant, Owner Trustee or any other Person of any obligation to comply with any law, rule or regulation of any FAA or governmental authority with respect to the ownership and operation of the Aircraft.][ftnt]

[ftnt]	Insert if Owner Participant is not a Citizen of the United States.

UNQUOTE

(x)	The title to Article XIII of the Form of Trust Agreement is hereby amended by adding “[AND REGULATORY REQUESTS][ftnt]” to the end of such title and the Table of Contents shall be accordingly updated to reflect such changes.

[ftnt]	Insert if Owner Participant is not a U.S. Citizen.

(xi)	Sections 13.01 and 13.02 of the Form of Trust Agreement are hereby amended by deleting the word “the” wherever it appears before the terms “Owner Participant” and “Owner Trustee” in such sections.

(xii)	Article XIII of the Form of Trust Agreement is hereby amended by inserting the following quoted text after Section 13.02 of the Form of Trust Agreement and the Table of Contents shall accordingly be updated to reflect such changes:

QUOTE

[Section 13.03 Owner Trustee’s Covenants. Owner Participant hereby authorizes and directs Owner Trustee, so long as the Aircraft shall be registered with the FAA, and Owner Trustee covenants and agrees:

(a) upon request by the FAA, and with the cooperation of Owner Participant, to provide the FAA with the following information in an expeditious manner (generally within two Business Days of the request or immediately in an emergency identified by the FAA): (i) the identity and contact information (address, phone number, email) of the Person normally operating, or maintaining the operations of, the Aircraft; (ii) where that Person resides or is incorporated and has its principal place of business; (iii) the location of the maintenance and other records applicable to the Aircraft; and (iv) where the Aircraft is normally based and operated;

(b) upon request by the FAA, and with the cooperation of Owner Participant, to provide the FAA with the following information in an expeditious manner (generally within five Business Days of the request or immediately in an emergency identified by the FAA): (i) information about the operator, crew (names and pilot certificate numbers) and aircraft operations on specific dates, in each case with respect to the Aircraft; (ii) information about where the Aircraft will be on a specific date in the future and (iii) maintenance and other aircraft records applicable to the Aircraft;

(c) to immediately forward to Owner Participant, Lessee and any Person who is then an operator of the Aircraft, as applicable, by the most expeditious means available, all ADs issued by the FAA in respect of the Aircraft;

(d) to notify the FAA Aircraft Registry by the most expeditious means available of Owner Trustee’s resignation or removal under Section 9.01, or of the termination of the trust under Section 11.01; and

(e) to permit the inspection of the Aircraft and/or records in respect of the Aircraft by the FAA or any other duly authorized representatives of the U.S. or of the government of the country where it is based or operated, when an appropriate request is made by the FAA or other governmental entity entitled to inspect the Aircraft and/or records.

Section 13.04 Owner Participant’s Covenants. Owner Participant hereby covenants and agrees, so long as the Aircraft shall be registered with the FAA:

(a) upon a request by the FAA for information related to the Aircraft and the operation of the Aircraft that the FAA is legally entitled to receive from an owner or operator of an aircraft, which is issued to Owner Trustee (and forwarded by Owner Trustee to Owner Participant), to provide as expeditiously as reasonably practicable to Owner Trustee or the FAA, as the case may be, with all such requested information to the extent that Owner Participant has such information or actually receives such information from the operator of the Aircraft or from any other source, including, if applicable, (i) information in relation to the operation, maintenance, location or base of operation of the Aircraft, and (ii) contact information of (x) the operator of the Aircraft and (y) any other person to whom the FAA may look to gather information related to crew members for the Aircraft, the Aircraft’s operations on specific dates, the location of the Aircraft, and maintenance and other aircraft records for the Aircraft;

(b) without limiting the provisions of Article XIII, in connection with any transfer of Owner Participant’s beneficial interest in the Trust (other than a collateral assignment thereof), to provide Owner Trustee the identity and contact information with respect to the new Owner Participant and to update the operator information provided pursuant to Section 13.04(c) and 13.04(d) to the extent Owner Participant has such information or actually receives such information from the operator or from any other source;

(c) to provide as expeditiously as possible to Owner Trustee, in response to a request by Owner Trustee, the identity and contact information for the operator of the Aircraft under any Operating Agreement or bailment agreement entered into from time to time by Owner Participant, or any lease, bailment, or similar arrangement transferring possession and operational control of the of the Aircraft that is entered into from time to time by a third party, whether or not at Owner Participant’s direction; and

(d) without limiting the provisions of Article XIII, to require that any Operating Agreement, bailment, or similar arrangement transferring possession and operational control of the Aircraft provide the following or similar provisions to the same effect:

(i) that all further transfers of the rights to possession and operational control of the Aircraft to a transferee must be in writing; provide the identity and contact information about the transferee; and the transferee’s assurance that if and when the transferee is notified that Owner Trustee has made a request, it will promptly provide information related to crew members of the Aircraft and the Aircraft's operations on specific dates, the location of the Aircraft, and the maintenance and other aircraft records applicable to the Aircraft;

(ii) that each such further transferee or operator (x) shall provide its reasonable cooperation to Owner Trustee, Owner Participant and the FAA in an expeditious manner with respect to any request from the FAA or other applicable governmental entity for information and access to records of the Aircraft which it is legally entitled to receive, and (y) shall authorize the FAA or any other duly authorized air authority representatives of the U.S. or the government where it is habitually based or operated, upon any request which the FAA or such other governmental entity is legally entitled to make under law applicable to such transferee or operator of the Aircraft, to inspect the Aircraft; and

(iii) that each such further transferee or operator agrees that the above- referenced information and inspection requirements shall be made and agreed in all subsequent or downstream leases, operating agreements and bailment agreements, thereby requiring each such subsequent transferee or operator to provide such contact information in the event that there has been a transfer of possession and operation to another party, to update such information when any changes occur, and to promptly confirm such information at any time upon request by Owner Trustee or Owner Participant, to provide its reasonable cooperation to Owner Trustee, Owner Participant and the FAA in an expeditious manner with respect to any request from the FAA or other applicable governmental entity for information and access to records of the Aircraft which it is legally entitled to receive made pursuant to existing regulations and policies, and to authorize the FAA or such other governmental entity to inspect the Aircraft to the extent that it is legally entitled to make such request under law applicable to Owner Trustee, Owner Participant, the relevant counterparty to any such subsequent or downstream agreement or the Aircraft.][ftnt]

[ftnt]	Insert if Owner Participant is not a Citizen of the United States.

UNQUOTE

(xiii)	Annex A to the Form of Trust Agreement is hereby amended by inserting the following quoted text:

QUOTE

[(a) For purposes of this Trust Agreement, the following terms have the meanings set forth below (but shall be construed and interpreted in the manner described in Annex A to the Participation Agreement):

“Operating Agreement” means any agreement from time to time entered into by Owner Trustee that transfers the right to possess, use and operate the Aircraft, including, without limitation, the Lease and any agreement that transfer the right to possess, use and operate the Aircraft from Owner Trustee to Owner Participant.

(b) For all purposes of the Trust Agreement, all capitalized terms used but not defined in this Annex A to the Trust Agreement shall have the respective meanings assigned to such terms in the Participation Agreement, and shall be construed and interpreted in the manner described in Annex A to the Participation Agreement.][ftnt]

[ftnt]	Insert if Owner Participant is not a Citizen of the United States.

UNQUOTE

4.4	The Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is hereby amended as follows:

(i)	Section 4.1.4 of the Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is deleted in its entirety and is hereby replaced with the following quoted language:

QUOTE

4.1.4 Representations, Warranties and Covenants. On the Delivery Date, the representations and warranties of each party to this Agreement made herein and in the other Operative Documents shall be correct and accurate in all material respects, in each case as though made on and as of such date, or if such representations and warranties relate solely to an earlier date, as of such earlier date, and each party to this Agreement shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in the other Operative Documents to which it is party to be observed and performed by it as of the Delivery Date.

UNQUOTE

(ii)	Section 4.3.9 of the Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is amended by adding “4.1.4,” after “4.1.3,” and before “4.1.5” contained in such section.

(iii)	Section 8.2(a) of the Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is amended by adding the following quoted text after the phrase “special purpose entity,…” and before the phrase “if, as preconditions to such Transfer…”:

QUOTE

, in each case that is experienced in aircraft leasing or other aircraft finance transactions or that has an Affiliate that is so experienced or that has engaged a manager or other provider of services in respect of the Aircraft, the Trust Estate and the Lease that is so experienced (so long as such manager or other provider is not an airline or other commercial operator of aircraft freight forwarder, or any other company directly or indirectly engaged in the business of passenger, cargo, freight or parcel transportation or any Affiliate of any thereof (any such manager or provider, a “Servicer”)

UNQUOTE

(iv)	Section 8.2(a)(i)(D) of the Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is hereby amended by deleting clause (D) in its entirety and replacing it with the following quoted text:

QUOTE

(D) Owner Participant, the Transferee and, if applicable, the Servicer and Lessor, shall have entered into an agreement in the form attached hereto as Exhibit E (the “Assumption Agreement”) or in such other form as shall be acceptable to Lessee;

UNQUOTE

(v)	Section 8.2(a)(ii)(B) of the Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is hereby amended by deleting clause (B) in its entirety and replacing it with the following quoted text:

QUOTE

(B) if the Transferee is not itself a Qualifying Institution, a parent corporation of the Transferee which qualifies as a Qualifying Institution (such parent with respect to such Transferee, the “Owner Participant Guarantor”) shall have executed and delivered to Owner Trustee and Lessee an Owner Participant Guarantee with respect to the obligations undertaken by the Transferee under the Assumption Agreement referred to above, together with an opinion of counsel (which may be the in-house counsel of the Qualifying Institution providing such guaranty or other counsel reasonably satisfactory to Lessee) to the effect that such guaranty is enforceable against the guarantor in accordance with its terms.

UNQUOTE

(vi)	The Form of Assignment and Assumption Agreement attached as Exhibit E to the Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is hereby amended as follows:

a.	The introductory paragraph of the Form of Assumption and Assignment Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

ASSIGNMENT AND ASSUMPTION AGREEMENT ([YEAR] MSN [MSN])

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ([YEAR] MSN [MSN]), dated as of [            ] (as amended, modified or supplemented from time to time, this

“Agreement)”, among (i) [NAME OF ASSIGNOR], a [jurisdiction] [type of entity] (together with its successors and permitted assigns, “Assignor”), (ii) [NAME OF ASSIGNEE], a [jurisdiction] [type of entity] (together with its successors and permitted assigns, “Assignee”) [,][and] (iii) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, “Lessee”) [(iv) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (“Lessor”), and (v) [NAME OF SERVICER], a [jurisdiction] [type of entity] (“[•]” or the “Servicer”)].[Ftnt]

[Ftnt]	To be inserted if the Assignee is engaging a manager or other provider of services in respect of the Aircraft and the Lease and if there is no Lessee Consent that deals with the role of a Servicer.

UNQUOTE

b.	The first Recital of the Form of Assumption and Assignment Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Reference is made to one Airbus [model] aircraft bearing the manufacturer’s serial number [MSN] and U.S. Registration No. [Reg. No.] (as more fully described in the Participation Agreement referred to below, the “Aircraft”).

UNQUOTE

c.	The Recitals to the Form of Assumption and Assignment Agreement are amended by adding a new recital after the third recital with the following quoted text:

QUOTE

[4. In connection with the Assignment and Assumption, pursuant to the Servicing Agreement, dated [•] (the “Servicing Agreement”), between the Assignee and [•], the Assignee is appointing the Servicer as its agent for all matters relating to the Aircraft, the Trust Estate and the Lease.] [Ftnt]

[Ftnt]	Id.

UNQUOTE

d.	Section 4 of the Form of Assumption and Assignment Agreement is hereby amended by (I) inserting “(a)” after the title “Assumption” and before the beginning of the first paragraph; (II) renumbering clauses (a), (b) and (c) in the first paragraph as clauses (i), (ii) and (iii), respectively; and (III) inserting the following quoted text after clause (a):

QUOTE

[(b) Assignee hereby gives the Lessee and the Lessor the following notice and related acknowledgements:

(1) pursuant to the Servicing Agreement, the Servicer has been duly appointed as an agent of the Assignee; and

(2) until each of the Lessee and the Lessor is otherwise notified pursuant to Section 10(d)(3) that [•] is no longer the Servicer in respect of the Lease, for all matters relating to the Lease and the Aircraft the Assignee is deemed to act by and through the Servicer, and the Servicer is deemed to act under, and at the direction of, the Assignee, as the agent for Assignee.] [Ftnt]

[Ftnt]	To be inserted if the Assignee has appointed a Servicer and if there is no Lessee Consent that deals with the role of a Servicer.

UNQUOTE

e.	Section 10 of the Form of Assumption and Assignment Agreement is hereby amended by (I) inserting “, for the benefit of Lessee,” after the phrase “Assignee agrees…” and before word “that” in clause (a) of Section 10 and (II) inserting the following quoted text after the end of clause (b) of Section 10:

QUOTE

[(c)	The Servicer agrees, for the benefit of Lessee, that:

(1) the Servicer shall, to the extent it is authorized to do so, use reasonable efforts to cooperate with Lessee to facilitate Assignee’s compliance with its respective obligations under the Operative Documents;

(2) the Servicer shall not take any action that would be a violation of any provision in the Lease or any other Operative Document if such action were taken by the Owner Participant or any other Person;

(3) the Servicer shall (A) comply with all of the terms and conditions of the Lease applicable to an “Indemnified Person” and (B) comply with all of the terms and conditions of the Lease applicable to a “Specified Person”;

(4) the Servicer shall hold all Confidential Information confidential and shall not, without the prior written consent of Lessee, furnish or disclose any Confidential Information to anyone other than: (A) the parties to the Operative Documents; (B) the Servicer’s auditors, accountants, agents and legal counsel, each with an absolute need to know such information; (C) except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority; and (D) except to the extent such

Confidential Information becomes publicly available or becomes available on a non-confidential basis from a source other than any party to the Operative Documents or any Affiliate thereof. The obligations set forth in this Section 10(c)(4) shall survive the resignation or removal of the Servicer as the servicer in respect of the Lease or any termination or rescission of this agreement or the Operative Documents, as the case may be; and

(5) the Servicer shall take any and all actions as are within its control as agent and permitted by the terms of the Servicing Agreement to satisfy its obligations set out herein and in the Servicing Agreement in respect of the obligations of the Owner Participant in the Lease.] [Ftnt1]

[(d) Assignee agrees, for the benefit of Lessee and Lessor, that:

(1) until the Lessee is otherwise notified pursuant to Section 10(d)(3) that [•] is no longer the Servicer in respect of the Lease, each of Lessee and Lessor shall be entitled to communicate and deal exclusively with the Servicer (or any replacement servicer appointed pursuant to Section 10(d)(3) with respect to all matters relating to the Aircraft and the Lease and shall be entitled to rely conclusively on notices, instructions, elections, consents and any other communications received from the Servicer (or such replacement servicer) as if received from the Owner Participant (without any obligation on the part of Lessee or Lessor to determine whether the Servicer is required to obtain, or in fact has obtained, any consent from the Owner Participant).

(2) until Lessee is otherwise notified pursuant to Section 10(d)(3) that [•] is no longer the Servicer in respect of the Lease, the Servicer shall be conclusively presumed for all purposes, including, without limitation, the quiet enjoyment and lien-lifting covenants contained in the Operative Documents, to be acting as agent for Assignee with full and valid authority so to act or refrain from acting, and neither Lessee nor Lessor shall be under any obligation to inquire regarding such authority or regarding whether the Servicer is, or purports to be, acting for Assignee, for itself or for any other Person.

(3) Assignee shall at all times during the Term maintain a servicer in respect of the Lease. If the entity acting as the servicer resigns or if Assignee proposes to remove the entity acting as the servicer, Assignee shall, at least 10 Business Days prior to the effective date of such resignation or removal, give Lessee and Lessor written notice identifying the name and address of the replacement servicer Assignee proposes to appoint, which notice shall specify the proposed effective date of such resignation or removal and the facts necessary to determine whether the terms of this Section 10(d)(3) have been or will be satisfied. As preconditions to the appointment of any replacement servicer:

(A) concurrently with the effective date of resignation or removal of the entity acting as the servicer, Assignee shall appoint a replacement servicer in respect of the Lease that (i) is experienced in commercial aircraft leasing or other commercial aircraft finance transactions and (ii) is not an airline or other commercial operator of aircraft, freight forwarder, or any other company directly or indirectly engaged in the business of passenger, cargo, freight or parcel transportation or any Affiliate of any thereof (provided that, for the avoidance of doubt, no such replacement servicer shall be excluded as a result of engaging in the business of aircraft leasing) and

(B) such replacement servicer shall agree for the benefit of Lessee and Lessor to be bound by all of the agreements of the Servicer contained in this Agreement.

Assignee shall pay any fees, costs, charges and expenses incurred by the Lessee or the Lessor (including, without limitation, reasonable legal fees and expenses) in connection with any removal or resignation of the entity acting as the servicer.] [Ftnt2]

[(e) Lessee agrees, so long as the Servicer is the servicer in respect of the Lease, that: (1) the Servicer shall be deemed added to the definition of “Specified Person” for purposes of Section 11 of the Lease; and (2) the Servicer shall be deemed added to the definition of “Indemnified Person” as a “Back-Leveraging Indemnified Person” under (and as defined in) the Participation Agreement and shall, so long as such Person complies with all of the obligations of, and terms and conditions applicable to, an “Indemnified Person” under the Participation Agreement, be entitled to all of the benefits accorded a “Back-Leveraging Indemnified Person” under the Participation Agreement subject to the limitations contained therein (including, without limitation, Section 7.1.2(l) of the Participation Agreement).] [Ftnt3]

[Ftnt1]	To be inserted if the Assignee has appointed a Servicer and if there is no Lessee Consent that deals with the role of a Servicer.
[Ftnt2]	Id.
[Ftnt3]	Id.

UNQUOTE

f.	Section 11 of the Form of Assumption and Assignment Agreement is hereby amended by inserting the following quoted text after Section 11(d) as clause (e):

QUOTE

[(e) All notices and other communications to or from the Servicer under the Operative Documents shall be in writing and delivered in the manner set forth in Section 10.1 of the Participation Agreement. The address for notices to the Servicer is:

[•]

[Address of Servicer]

Attention: [•]

Fax: [•]

Email: [•]][Ftnt]

[Ftnt]	To be inserted only if Assignee has appointed a Servicer and if there is no Lessee Consent that deals with the role of a Servicer.

UNQUOTE

g.	The signature block of the Form of Assumption and Assignment Agreement is hereby amended by inserting the following quoted text after the signature block for “[NAME OF ASSIGNEE]”:

QUOTE

[NAME OF SERVICER]

By:
Name:
Title:] [Ftnt]

[Ftnt]	To be inserted only if Assignee has appointed a Servicer and if there is no Lessee Consent that deals with the role of a Servicer.

UNQUOTE

(vii)	The Form of Engine Warranty Agreement attached as Exhibit H to the Form of Participation Agreement attached as Exhibit C to Letter Agreement No. 1 is hereby amended as follows:

a.	The Form of CFM Engine Warranty Agreement is amended by deleting such exhibit in its entirety and replacing it with the form attached hereto as Exhibit 2.

b.	The Form of IAE Engine Warranty Agreement in the form attached hereto as Exhibit 3 is to be added as Exhibit H to the Form of Participation Agreement attached as Exhibit C to the Letter Agreement No. 1 in addition to the Form of CFM Engine Warranty Agreement.

4.5	The Form of Defined Terms attached as Exhibit D to Letter Agreement No. 1 is hereby amended by adding the following quoted text inserted in alphabetical order:

QUOTE

“Servicer” has the meaning set forth in Section 8.2(a) of the Participation Agreement.

UNQUOTE

5.	MISCELLANEOUS

5.1	Section 19.4 of the Agreement is hereby amended as follows:

(a)	Section 19.4.1 is hereby amended by deleting such section in its entirety and replacing it with the following quoted text:

QUOTE

19.4.1 The Buyer will:

(i)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Airline Liability Insurance, and

(ii)	with respect to the Buyer’s Aircraft Hull Insurance, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

UNQUOTE

(b)	The second sentence of Section 19.4.2 is hereby amended by deleting the phrase “not less than seven (7) Business Days prior to each Delivery under this Agreement,” and replacing it with the following quoted language:

QUOTE

not less than seven (7) Business Days prior to the Delivery of the first Leased Aircraft under this Agreement and thereafter as soon as practicable after material changes, extensions or renewals of its insurance coverage are made, a certificate of insurance from the Federal Aviation Administration certifying that a war risk hull and liability insurance policy has been issued by the United States of America, Department of Transportation, Federal Aviation Administration (or any then-current materially equivalent coverage) and

UNQUOTE

(c)	Section 19.4.2(i) is hereby amended by deleting the phrase “Comprehensive Aviation Legal Liability Insurance” in its entirety and replacing it with the term “the Buyer’s Airline Liability Insurance”.

(d)	Section 19.4.2(ii) is hereby amended by (i) deleting the term “such insurance” in its entirety and replacing with the term “the Buyer’s Airline Liability Insurance” and (ii) deleting in its entirety, the parenthetical “(but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils)”.

5.2	The second sentence of Section 19.5.2 is hereby amended by deleting the phrase “not less than seven (7) Business Days prior to each Delivery under this Agreement,” and replacing it with the following quoted language:

QUOTE

not less than seven (7) Business Days prior to the Delivery of the first Leased Aircraft under this Agreement and thereafter as soon as practicable after material changes, extensions or renewals of its insurance coverage are made

UNQUOTE

6.	REFERENCES

On and after the date of this Letter Agreement

(i)	each reference in Letter Agreement No. 1 or Letter Agreement No. 5 to “this Letter Agreement”, “hereunder”, “hereof” or words of like import referring to Letter Agreement No. 1 or Letter Agreement No. 5, as applicable, shall mean and be a reference to Letter Agreement No. 1 or Letter Agreement No. 5, as applicable, as amended by this Letter Agreement, and

(ii)	each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Letter Agreement.

7.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 of the Agreement without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

8.	CHAPTER 11 CASES

The Seller acknowledges that the Buyer is a debtor in possession under the Bankruptcy Code in the Chapter 11 Cases pending in the Bankruptcy Court. On January 23, 2013, the Bankruptcy Court entered the Order Pursuant to 11 U.S.C. § 365(a) and Fed. R. Bankr. P. 6006 approving assumption of (A) the A320 Family Aircraft Purchase Agreement made July 20, 2011, as amended, between Airbus S.A.S. and American Airlines, Inc., and (B) the General Terms Agreement by and among IAE International Aero Engines AG and American Airlines, Inc. as amended and supplemented [Docket No. 6315].

9.	CONFIDENTIALITY

Each of the Seller and the Buyer agree not to disclose the terms and conditions of this Letter Agreement to any person without the prior written consent of the other party. Notwithstanding the foregoing, each of the Seller and the Buyer agrees that such terms and conditions may be disclosed without such prior written consent to (i) the Official Committee of Unsecured Creditors (excluding Boeing Capital Corporation) and/or its professional advisors retained in the Chapter 11 Cases in accordance with the terms of the

Stipulated Protective Order Pursuant to Sections 105(a) and 107(b) of the Bankruptcy Code and Bankruptcy Rule 9018 Establishing Procedures for the Protection of Confidential Information Provided by the Debtors to the Official Committee of Unsecured Creditors entered by the Bankruptcy Court on January 27, 2012 [Docket No. 891], (ii) the Bankruptcy Court, (iii) counsel and advisors for the Ad Hoc Group of AMR Corporation Creditors identified in that certain “Motion for Approval of ‘Fee Letter’ to Pay Certain Work Fees and Expenses of Professionals Employed by the Ad Hoc Group of AMR Corporation Creditors” filed with the Bankruptcy Court on August 29, 2012, (iv) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (v) the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

10.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ AIRBUS S.A.S.
Name:
Title: Senior Vice President Contracts

Accepted and Agreed:
AMERICAN AIRLINES, INC.

By:	/s/ AMERICAN AIRLINES, INC.
Name:
Title: VP, Treasurer

EXHIBIT 1 to AMENDMENT NO. 3

SCHEDULE I to Agreement

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
1	[*CTR]	[*CTR]	[*CTR]
2	[*CTR]	[*CTR]	[*CTR]
3	[*CTR]	[*CTR]	[*CTR]
4	[*CTR]	[*CTR]	[*CTR]
5	[*CTR]	[*CTR]	[*CTR]
6	[*CTR]	[*CTR]	[*CTR]
7	[*CTR]	[*CTR]	[*CTR]
8	[*CTR]	[*CTR]	[*CTR]
9	[*CTR]	[*CTR]	[*CTR]
10	[*CTR]	[*CTR]	[*CTR]
11	[*CTR]	[*CTR]	[*CTR]
12	[*CTR]	[*CTR]	[*CTR]
13	[*CTR]	[*CTR]	[*CTR]
14	[*CTR]	[*CTR]	[*CTR]
15	[*CTR]	[*CTR]	[*CTR]
16	[*CTR]	[*CTR]	[*CTR]
17	[*CTR]	[*CTR]	[*CTR]
18	[*CTR]	[*CTR]	[*CTR]
19	[*CTR]	[*CTR]	[*CTR]
20	[*CTR]	[*CTR]	[*CTR]
21	[*CTR]	[*CTR]	[*CTR]
22	[*CTR]	[*CTR]	[*CTR]
23	[*CTR]	[*CTR]	[*CTR]
24	[*CTR]	[*CTR]	[*CTR]
25	[*CTR]	[*CTR]	[*CTR]
26	[*CTR]	[*CTR]	[*CTR]
27	[*CTR]	[*CTR]	[*CTR]
28	[*CTR]	[*CTR]	[*CTR]
29	[*CTR]	[*CTR]	[*CTR]
30	[*CTR]	[*CTR]	[*CTR]
31	[*CTR]	[*CTR]	[*CTR]
32	[*CTR]	[*CTR]	[*CTR]
33	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
34	[*CTR]	[*CTR]	[*CTR]
35	[*CTR]	[*CTR]	[*CTR]
36	[*CTR]	[*CTR]	[*CTR]
37	[*CTR]	[*CTR]	[*CTR]
38	[*CTR]	[*CTR]	[*CTR]
39	[*CTR]	[*CTR]	[*CTR]
40	[*CTR]	[*CTR]	[*CTR]
41	[*CTR]	[*CTR]	[*CTR]
42	[*CTR]	[*CTR]	[*CTR]
43	[*CTR]	[*CTR]	[*CTR]
44	[*CTR]	[*CTR]	[*CTR]
45	[*CTR]	[*CTR]	[*CTR]
46	[*CTR]	[*CTR]	[*CTR]
47	[*CTR]	[*CTR]	[*CTR]
48	[*CTR]	[*CTR]	[*CTR]
49	[*CTR]	[*CTR]	[*CTR]
50	[*CTR]	[*CTR]	[*CTR]
51	[*CTR]	[*CTR]	[*CTR]
52	[*CTR]	[*CTR]	[*CTR]
53	[*CTR]	[*CTR]	[*CTR]
54	[*CTR]	[*CTR]	[*CTR]
55	[*CTR]	[*CTR]	[*CTR]
56	[*CTR]	[*CTR]	[*CTR]
57	[*CTR]	[*CTR]	[*CTR]
58	[*CTR]	[*CTR]	[*CTR]
59	[*CTR]	[*CTR]	[*CTR]
60	[*CTR]	[*CTR]	[*CTR]
61	[*CTR]	[*CTR]	[*CTR]
62	[*CTR]	[*CTR]	[*CTR]
63	[*CTR]	[*CTR]	[*CTR]
64	[*CTR]	[*CTR]	[*CTR]
65	[*CTR]	[*CTR]	[*CTR]
66	[*CTR]	[*CTR]	[*CTR]
67	[*CTR]	[*CTR]	[*CTR]
68	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
69	[*CTR]	[*CTR]	[*CTR]
70	[*CTR]	[*CTR]	[*CTR]
71	[*CTR]	[*CTR]	[*CTR]
72	[*CTR]	[*CTR]	[*CTR]
73	[*CTR]	[*CTR]	[*CTR]
74	[*CTR]	[*CTR]	[*CTR]
75	[*CTR]	[*CTR]	[*CTR]
76	[*CTR]	[*CTR]	[*CTR]
77	[*CTR]	[*CTR]	[*CTR]
78	[*CTR]	[*CTR]	[*CTR]
79	[*CTR]	[*CTR]	[*CTR]
80	[*CTR]	[*CTR]	[*CTR]
81	[*CTR]	[*CTR]	[*CTR]
82	[*CTR]	[*CTR]	[*CTR]
83	[*CTR]	[*CTR]	[*CTR]
84	[*CTR]	[*CTR]	[*CTR]
85	[*CTR]	[*CTR]	[*CTR]
86	[*CTR]	[*CTR]	[*CTR]
87	[*CTR]	[*CTR]	[*CTR]
88	[*CTR]	[*CTR]	[*CTR]
89	[*CTR]	[*CTR]	[*CTR]
90	[*CTR]	[*CTR]	[*CTR]
91	[*CTR]	[*CTR]	[*CTR]
92	[*CTR]	[*CTR]	[*CTR]
93	[*CTR]	[*CTR]	[*CTR]
94	[*CTR]	[*CTR]	[*CTR]
95	[*CTR]	[*CTR]	[*CTR]
96	[*CTR]	[*CTR]	[*CTR]
97	[*CTR]	[*CTR]	[*CTR]
98	[*CTR]	[*CTR]	[*CTR]
99	[*CTR]	[*CTR]	[*CTR]
100	[*CTR]	[*CTR]	[*CTR]
101	[*CTR]	[*CTR]	[*CTR]
102	[*CTR]	[*CTR]	[*CTR]
103	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
104	[*CTR]	[*CTR]	[*CTR]
105	[*CTR]	[*CTR]	[*CTR]
106	[*CTR]	[*CTR]	[*CTR]
107	[*CTR]	[*CTR]	[*CTR]
108	[*CTR]	[*CTR]	[*CTR]
109	[*CTR]	[*CTR]	[*CTR]
110	[*CTR]	[*CTR]	[*CTR]
111	[*CTR]	[*CTR]	[*CTR]
112	[*CTR]	[*CTR]	[*CTR]
113	[*CTR]	[*CTR]	[*CTR]
114	[*CTR]	[*CTR]	[*CTR]
115	[*CTR]	[*CTR]	[*CTR]
116	[*CTR]	[*CTR]	[*CTR]
117	[*CTR]	[*CTR]	[*CTR]
118	[*CTR]	[*CTR]	[*CTR]
119	[*CTR]	[*CTR]	[*CTR]
120	[*CTR]	[*CTR]	[*CTR]
121	[*CTR]	[*CTR]	[*CTR]
122	[*CTR]	[*CTR]	[*CTR]
123	[*CTR]	[*CTR]	[*CTR]
124	[*CTR]	[*CTR]	[*CTR]
125	[*CTR]	[*CTR]	[*CTR]
126	[*CTR]	[*CTR]	[*CTR]
127	[*CTR]	[*CTR]	[*CTR]
128	[*CTR]	[*CTR]	[*CTR]
129	[*CTR]	[*CTR]	[*CTR]
130	[*CTR]	[*CTR]	[*CTR]
131	[*CTR]	[*CTR]	[*CTR]
132	[*CTR]	[*CTR]	[*CTR]
133	[*CTR]	[*CTR]	[*CTR]
134	[*CTR]	[*CTR]	[*CTR]
135	[*CTR]	[*CTR]	[*CTR]
136	[*CTR]	[*CTR]	[*CTR]
137	[*CTR]	[*CTR]	[*CTR]
138	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
139	[*CTR]	[*CTR]	[*CTR]
140	[*CTR]	[*CTR]	[*CTR]
141	[*CTR]	[*CTR]	[*CTR]
142	[*CTR]	[*CTR]	[*CTR]
143	[*CTR]	[*CTR]	[*CTR]
144	[*CTR]	[*CTR]	[*CTR]
145	[*CTR]	[*CTR]	[*CTR]
146	[*CTR]	[*CTR]	[*CTR]
147	[*CTR]	[*CTR]	[*CTR]
148	[*CTR]	[*CTR]	[*CTR]
149	[*CTR]	[*CTR]	[*CTR]
150	[*CTR]	[*CTR]	[*CTR]
151	[*CTR]	[*CTR]	[*CTR]
152	[*CTR]	[*CTR]	[*CTR]
153	[*CTR]	[*CTR]	[*CTR]
154	[*CTR]	[*CTR]	[*CTR]
155	[*CTR]	[*CTR]	[*CTR]
156	[*CTR]	[*CTR]	[*CTR]
157	[*CTR]	[*CTR]	[*CTR]
158	[*CTR]	[*CTR]	[*CTR]
159	[*CTR]	[*CTR]	[*CTR]
160	[*CTR]	[*CTR]	[*CTR]
161	[*CTR]	[*CTR]	[*CTR]
162	[*CTR]	[*CTR]	[*CTR]
163	[*CTR]	[*CTR]	[*CTR]
164	[*CTR]	[*CTR]	[*CTR]
165	[*CTR]	[*CTR]	[*CTR]
166	[*CTR]	[*CTR]	[*CTR]
167	[*CTR]	[*CTR]	[*CTR]
168	[*CTR]	[*CTR]	[*CTR]
169	[*CTR]	[*CTR]	[*CTR]
170	[*CTR]	[*CTR]	[*CTR]
171	[*CTR]	[*CTR]	[*CTR]
172	[*CTR]	[*CTR]	[*CTR]
173	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
174	[*CTR]	[*CTR]	[*CTR]
175	[*CTR]	[*CTR]	[*CTR]
176	[*CTR]	[*CTR]	[*CTR]
177	[*CTR]	[*CTR]	[*CTR]
178	[*CTR]	[*CTR]	[*CTR]
179	[*CTR]	[*CTR]	[*CTR]
180	[*CTR]	[*CTR]	[*CTR]
181	[*CTR]	[*CTR]	[*CTR]
182	[*CTR]	[*CTR]	[*CTR]
183	[*CTR]	[*CTR]	[*CTR]
184	[*CTR]	[*CTR]	[*CTR]
185	[*CTR]	[*CTR]	[*CTR]
186	[*CTR]	[*CTR]	[*CTR]
187	[*CTR]	[*CTR]	[*CTR]
188	[*CTR]	[*CTR]	[*CTR]
189	[*CTR]	[*CTR]	[*CTR]
190	[*CTR]	[*CTR]	[*CTR]
191	[*CTR]	[*CTR]	[*CTR]
192	[*CTR]	[*CTR]	[*CTR]
193	[*CTR]	[*CTR]	[*CTR]
194	[*CTR]	[*CTR]	[*CTR]
195	[*CTR]	[*CTR]	[*CTR]
196	[*CTR]	[*CTR]	[*CTR]
197	[*CTR]	[*CTR]	[*CTR]
198	[*CTR]	[*CTR]	[*CTR]
199	[*CTR]	[*CTR]	[*CTR]
200	[*CTR]	[*CTR]	[*CTR]
201	[*CTR]	[*CTR]	[*CTR]
202	[*CTR]	[*CTR]	[*CTR]
203	[*CTR]	[*CTR]	[*CTR]
204	[*CTR]	[*CTR]	[*CTR]
205	[*CTR]	[*CTR]	[*CTR]
206	[*CTR]	[*CTR]	[*CTR]
207	[*CTR]	[*CTR]	[*CTR]
208	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
209	[*CTR]	[*CTR]	[*CTR]
210	[*CTR]	[*CTR]	[*CTR]
211	[*CTR]	[*CTR]	[*CTR]
212	[*CTR]	[*CTR]	[*CTR]
213	[*CTR]	[*CTR]	[*CTR]
214	[*CTR]	[*CTR]	[*CTR]
215	[*CTR]	[*CTR]	[*CTR]
216	[*CTR]	[*CTR]	[*CTR]
217	[*CTR]	[*CTR]	[*CTR]
218	[*CTR]	[*CTR]	[*CTR]
219	[*CTR]	[*CTR]	[*CTR]
220	[*CTR]	[*CTR]	[*CTR]
221	[*CTR]	[*CTR]	[*CTR]
222	[*CTR]	[*CTR]	[*CTR]
223	[*CTR]	[*CTR]	[*CTR]
224	[*CTR]	[*CTR]	[*CTR]
225	[*CTR]	[*CTR]	[*CTR]
226	[*CTR]	[*CTR]	[*CTR]
227	[*CTR]	[*CTR]	[*CTR]
228	[*CTR]	[*CTR]	[*CTR]
229	[*CTR]	[*CTR]	[*CTR]
230	[*CTR]	[*CTR]	[*CTR]
231	[*CTR]	[*CTR]	[*CTR]
232	[*CTR]	[*CTR]	[*CTR]
233	[*CTR]	[*CTR]	[*CTR]
234	[*CTR]	[*CTR]	[*CTR]
235	[*CTR]	[*CTR]	[*CTR]
236	[*CTR]	[*CTR]	[*CTR]
237	[*CTR]	[*CTR]	[*CTR]
238	[*CTR]	[*CTR]	[*CTR]
239	[*CTR]	[*CTR]	[*CTR]
240	[*CTR]	[*CTR]	[*CTR]
241	[*CTR]	[*CTR]	[*CTR]
242	[*CTR]	[*CTR]	[*CTR]
243	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
244	[*CTR]	[*CTR]	[*CTR]
245	[*CTR]	[*CTR]	[*CTR]
246	[*CTR]	[*CTR]	[*CTR]
247	[*CTR]	[*CTR]	[*CTR]
248	[*CTR]	[*CTR]	[*CTR]
249	[*CTR]	[*CTR]	[*CTR]
250	[*CTR]	[*CTR]	[*CTR]
251	[*CTR]	[*CTR]	[*CTR]
252	[*CTR]	[*CTR]	[*CTR]
253	[*CTR]	[*CTR]	[*CTR]
254	[*CTR]	[*CTR]	[*CTR]
255	[*CTR]	[*CTR]	[*CTR]
256	[*CTR]	[*CTR]	[*CTR]
257	[*CTR]	[*CTR]	[*CTR]
258	[*CTR]	[*CTR]	[*CTR]
259	[*CTR]	[*CTR]	[*CTR]
260	[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT 2 to AMENDMENT NO. 3

FORM OF CFM ENGINE WARRANTY AGREEMENT

ENGINE WARRANTY ASSIGNMENT AGREEMENT ([YEAR] MSN [MSN])

THIS ENGINE WARRANTY ASSIGNMENT AGREEMENT ([YEAR MSN [MSN]) (the “Assignment Agreement”) dated as of                  , 201     is made by and between American Airlines, Inc., a corporation organized under the laws of Delaware (the “Assignor”), and Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Owner Trustee (the “Assignee”). Unless the context otherwise requires, terms which are capitalized but not otherwise defined herein shall have the meaning given to them in the General Terms Agreement or Lease, as applicable, such terms being as themselves herein defined.

W I T N E S S E T H:

WHEREAS:

(A)	The Assignor and the Engine Manufacturer are parties to the General Terms Agreement providing, among other things, for product support, including warranties for the support, of the engines covered thereby, including the Engines, and related equipment given to the Assignor by the Engine Manufacturer;

(B)	The Assignee has agreed to enter into agreements with Airbus S.A.S. (“Airbus”) and the Assignor, pursuant to which the Assignee has agreed that it will purchase the Aircraft from Airbus and contemporaneously lease the Aircraft, including the Engines, to the Assignor pursuant to the Lease;

(C)	In connection with the purchase of the Aircraft, the Assignee wishes to acquire certain rights and interest in and to warranties relating to the Engines, and the Assignor, on the terms and conditions hereinafter set forth, is willing to assign to the Assignee such rights and interests of the Assignor in and to such warranties, and the Assignee is willing to accept such assignment, as hereinafter set forth; and

(D)	The Engine Manufacturer is willing to execute and deliver to the Assignee the Engine Consent and Agreement in substantially the form of Schedule 1 hereto (the “Engine Consent and Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

For all purposes of this Assignment Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

“Aircraft” shall mean one Airbus Model [model] aircraft bearing manufacturer’s serial number             , including the Engines installed on such aircraft.

“Engine” shall mean each of the CFM56-5B engines bearing manufacturer’s serial numbers              and             .

“Engine Manufacturer” shall mean CFM International, Inc., a Delaware corporation.

“Event of Default” has the meaning given to such term in the Lease.

“General Terms Agreement” shall mean the General Terms Agreement dated as of November 18, 2011 between the Engine Manufacturer and the Assignor, insofar as such General Terms Agreement relates to the Engines, as heretofore amended, modified or supplemented, but excluding all letter agreements thereto except Letter Agreement No. 2 to the extent specified paragraphs of Attachment A to Letter Agreement No. 2 form part of the Warranties.

“Lease” means the Lease Agreement ([Year] MSN [MSN]) dated as of                  , 201     and entered into between the Assignor and the Assignee, whereby the Assignee has agreed to lease the Engines to the Assignor.

“Letter Agreement No. 2” means Letter Agreement No. 2, dated November 18, 2011, to the General Terms Agreement between the Engine Manufacturer and the Assignor regarding CFM56-5B Model engines.

“Participation Agreement” means the Participation Agreement ([Year] MSN [MSN]) dated as of                  , 201     and entered into among Assignor, Assignee and the Owner Participant named therein, whereby the Assignee has agreed to lease the Engines to the Assignor and the Assignor has agreed to lease the Engines from the Assignee.

“Warranties” means, solely with respect to each Engine, and each Module and Product related to such Engine, the Standard Warranty, Reconditioning Alternative, Standard Part Warranty, Ultimate Life Warranty, Standard Ultimate Life Warranty Parts Credit Allowance, Campaign Change Warranty, Warranty for Special Tools and Ground Equipment, Warranty Pass-On, Vendor Back-Up Warranty and Vendor Interface Warranty, in each case as set forth in paragraphs A.2, A.3, B.2., C.1., C.2.b., D, E, F, G, and H, respectively, of the Engine Warranty Plan attached as Attachment A to Letter Agreement No. 2 which forms part of the General Terms Agreement, as limited by the applicable terms of the General Terms Agreement and the Engine Warranty Plan, which paragraphs are attached as Exhibit A hereto.

2.	Assignment and Authorization of Assignor.

2.1

The Assignor does hereby sell, assign, transfer and set over unto the Assignee, its successors and permitted assigns, all of the Assignor’s remaining rights and interests in and to the Warranties as and to the extent that the same relate to each Engine and the operation thereof, including, without limitation, in such assignment, (a) all claims for damages in respect of such Engine arising as a result of any default by the Engine Manufacturer in respect of the Warranties, and (b) any and all rights of the Assignor to compel performance of the terms of the Warranties; reserving exclusively to the Assignor, however, (i) all of the Assignor's rights and interests in and to the Warranties and/or the General Terms Agreement as and to the extent that the same relate to engines other than such Engine and the purchase and operation of such engines, and (ii) any and all letter agreements except Letter Agreement No. 2 to the extent specified paragraphs of Attachment A to Letter Agreement No. 2 form part of the Warranties. The Assignee hereby accepts such assignment.

2.2	Notwithstanding the foregoing, during the Term of the Lease, so long, and only so long, as no Event of Default shall have occurred and be continuing, the Assignee hereby authorizes the Assignor, to exercise in the Assignor's name all rights in respect of the Warranties as and to the extent that the same relate to each Engine, except that the Assignor may not enter into any change order or other amendment, modification or supplement to the General Terms Agreement in respect of the Warranties relating to any Engine without the prior written consent of the Assignee (such consent not to be unreasonably withheld or delayed) if such change order, amendment, modification or supplement would result in any rescission, cancellation or termination of the Warranties with respect to such Engine or otherwise adversely affect the rights of the Assignee under the Warranties with respect to such Engine.

2.3	For all purposes of this Assignment Agreement, the Engine Manufacturer shall not be deemed to have knowledge of and need not recognize the occurrence, the continuance or the discontinuance of any Event of Default, or the expiration of the Term of the Lease (either by the passage of time or termination), unless and until the Engine Manufacturer shall have received from the Assignee written notice thereof addressed to the Engine Manufacturer’s General Counsel - Commercial Engines at CFM International, Inc., c/o GE Aviation, One Neumann Way, Mail Drop F125, Cincinnati, Ohio 45215-6301, U.S.A., with copy to: Attn: Contracts Administration, CFM International, Inc., 1 Neumann Way, Mail Drop Y7, Cincinnati, OH 45215, U.S.A., and, in acting in accordance with the Warranties, the General Terms Agreement and this Assignment Agreement, the Engine Manufacturer may conclusively rely on such notice. Until such time as notice of an Event of Default, or of the expiration of the Term of the Lease (either by the passage of time or termination), shall have been given by the Assignee to the Engine Manufacturer, the Engine Manufacturer shall with respect to the Warranties deal solely and exclusively with the Assignor. The Assignee shall promptly, after all Events of Default have been remedied or waived, give written notice of the same to the Engine Manufacturer’s General Counsel - Commercial Engines as provided above, with a copy to the Assignor at its address for notices set forth in the Lease, and upon the Engine Manufacturer's receipt of such notice, the Engine Manufacturer shall resume the sole and exclusive dealings with the Assignor authorized, in the absence of notice of an Event of Default, or the expiration of the Term of the Lease (either by the passage of time or termination), by this Section 2 and by the Engine Consent and Agreement.

2.4

Notwithstanding anything herein to the contrary, if at any time an Event of Default shall have occurred and be continuing: (i) at Assignee’s option, the authorization to exercise the Warranties given to Assignor under Section 2.2 shall henceforth cease to be effective, and the right to exercise such Warranties shall automatically revert to Assignee without further action by Assignee or Assignor (however, such reversion shall not be binding on the Engine Manufacturer until the Engine Manufacturer receives written notice thereof), and Assignee shall, to the exclusion of Assignor, be entitled to assert and enforce such rights, claims and interests, whether as substitute party plaintiff or otherwise, and Assignor shall cooperate with Assignee to enforce such rights, claims and interests; and (ii) whether or not Assignee exercises its option under clause (i) above, Assignee shall be entitled to receive all proceeds resulting from any such assertion or enforcement of rights, claims or interests (and any such proceeds received by Assignor shall be promptly paid over to Assignee) and, after deducting from the proceeds thereof all costs and expenses, including reasonable attorneys’ fees that may have been incurred by Assignee in connection therewith, Assignee may hold the remaining proceeds as security under the Lease until Assignor shall have cured, or Assignee in writing shall have waived, all Events of Default, or at Assignee’s option, apply all or any such remaining proceeds to the payment of any obligation of Assignor at the time due under the Lease and the balance, if any, shall be payable to Assignor when Assignor shall have cured, or Assignee shall have waived, all Events of Default.

3.	Assignor’s Continuing Obligations.

3.1	It is expressly agreed that, notwithstanding anything herein contained to the contrary: (a) the Assignor shall at all times remain liable to the Engine Manufacturer under the terms and conditions of the General Terms Agreement to perform all duties and obligations of the Assignor thereunder to the same extent as if this Assignment Agreement had not been executed, (b) the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to the Engine Manufacturer under the General Terms Agreement, except to the extent that such exercise by the Assignee shall constitute performance of such duties and obligations, (c) the Assignor will exercise its rights and perform its obligations under the General Terms Agreement in respect of each Engine to the extent that such rights and obligations have not been assigned hereunder, and (d) except as specifically provided in Section 3.2 with respect to the Assignee, the Assignee shall not have any obligation or liability under the General Terms Agreement by reason of or arising out of this Assignment Agreement or be obligated to perform any of the obligations or duties of the Assignor under the General Terms Agreement or to make any payment or to make any inquiry as to the sufficiency of any payment received by it or to present or file and claim or to take any action to collect or enforce any claim for any payment assigned hereunder.

3.2	Notwithstanding anything contained in this Assignment Agreement to the contrary (but without in any way releasing the Assignor from any of its duties or obligations under the General Terms Agreement), the Assignee confirms expressly for the benefit of the Engine Manufacturer that, in exercising any rights in and to the Warranties, or in making any claim with respect thereto, the applicable terms and conditions of the General Terms Agreement (including any conditions, liabilities, and limitations), and the Warranties, shall apply to and be binding upon the Assignee to the same extent as the Assignor.

3.3	Nothing contained herein shall subject the Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement or modify in any respect the contract rights of the Engine Manufacturer thereunder or subject the Engine Manufacturer to any multiple or duplicative obligation or liability under the General Terms Agreement or limit any rights of set-off the Engine Manufacturer may have against the Assignor under applicable law. No further assignment of any remaining Warranties, including, but not limited to, assignments for security purposes, are permitted without the express prior written consent of the Engine Manufacturer.

3.4	So long as the Engine Manufacturer acts in good faith in accordance with this Assignment Agreement, the Engine Manufacturer may rely conclusively on any notice given by the Assignee hereunder without inquiring as to the accuracy of, or the entitlement of the Assignee to give, such notice.

4.	Further Assistance.

4.1	The Assignor agrees that, at any time and from time to time upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee shall reasonably request in order to obtain the full benefits of this Assignment Agreement and of the rights and powers herein granted.

5.	Representations, Warranties and Covenants.

5.1	The Assignor does hereby represent and warrant that (i) a true and complete copy of the Warranties have been provided to the Assignee and that such provisions constitute all the provisions of the Warranties relevant to the rights assigned pursuant hereto, (ii) the General Terms Agreement is in full force and effect and is enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect which affect creditors' rights generally, and the Assignor and the Engine Manufacturer are not in default thereunder, (iii) the Assignor has, with the authorized execution of the Engine Consent and Agreement, received all necessary consents to assignment of the rights contemplated herein, and (iv) the rights assigned and transferred by the Assignor under Section 2, subject to the rights expressly reserved by this Assignment Agreement, are all the representations, warranties and indemnities provided to the Assignor by the Engine Manufacturer with respect to the rights assigned hereby relating to the Warranties.

5.2	The Assignor does hereby represent and warrant that it has not assigned or pledged the Warranties as they relate to any Engine to anyone other than the Assignee, and hereby covenants that the Assignor will not, without the prior written consent of the Assignee, assign or pledge the whole or any part of the Warranties that relates to any Engine. The Assignee shall not assign the whole or any part of the Warranties hereby assigned in respect of any Engine unless (i) such assignment is back to the Assignor in connection with the substitution of such Engine pursuant to Section 8(d) of the Lease or (ii) such assignment is consented to in writing by the Engine Manufacturer.

5.3	The Assignee agrees that it will not enter into any agreement with the Engine Manufacturer that would amend, modify, rescind, cancel or terminate the General Terms Agreement in respect of the Warranties or take other action to amend, modify, rescind, cancel or terminate any of the Assignor's rights in respect of the Warranties, without the prior written consent of the Assignor, except if the Engine Manufacturer shall have been notified in writing that an Event of Default has occurred and is continuing or the Term of the Lease has expired (either by the passage of time or termination).

5.4	Each of the Assignor and the Assignee agrees that this Assignment Agreement may not be amended, modified, supplemented, terminated or waived orally. Any and all amendments, extensions, modifications, supplements, terminations or waivers must be presented in writing and be signed by the Engine Manufacturer and the party against whom the enforcement of such amendment, modification, supplement, termination or waiver is sought to be charged.

6.	Confidentiality.

6.1	The Assignee agrees, expressly for the benefit of the Engine Manufacturer, that it will not, without the prior written consent of the Engine Manufacturer, disclose, directly or indirectly to any third party, any terms of the Warranties or any other portion of the General Terms Agreement at any time disclosed to it by the Assignor incident to effecting the assignment herein; provided, that (a) the Assignee may use, retain, and disclose any such information to its representatives, agents, employees, auditors, counsel and accountants, who shall maintain the confidentiality of such terms, (b) the Assignee may disclose any such terms as required by applicable law, governmental regulations, subpoena, or other written demand under color of legal right for such information but it shall first, as soon as practicable upon receipt of such demand and to the extent permitted by applicable laws, furnish a copy thereof to the Assignor and the Engine Manufacturer, and the Assignee shall afford the Assignor and the Engine Manufacturer reasonable opportunity, at the moving party's cost and expense, to obtain a protective order or other satisfactory assurance reasonably satisfactory to the Engine Manufacturer of confidential treatment for the information required to be disclosed, (c) the Assignee may disclose such terms to any bona fide potential purchaser or lessee of the Engines or to any bona fide potential financing party providing financing in respect of the Engines and/or the Aircraft, subject to execution by such prospective purchaser, lessee or financing party of a written confidentiality statement setting forth the same or substantially similar terms as those referred to in this Section 6, and (d) the Assignee may disclose such terms as permitted under Section 10.4 of the Participation Agreement as if this Assignment Agreement were specifically referred to therein, and subject to execution by such persons to whom the disclosure is made under Section 10.4 of a written confidentiality statement setting forth the same or substantially similar terms as those referred to in this Section 6.

7.	Miscellaneous.

7.1	This Assignment Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

7.2	This Assignment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, United States of America.

IN WITNESS WHEREOF, the parties hereto have caused this Engine Warranty Assignment Agreement ([YEAR] MSN [MSN]) to be duly executed and effective as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:
Name:
Title:

WELLS FARGO BANK NORTHWEST,

NATIONAL ASSOCIATION,

not in its individual capacity, but solely as

Owner Trustee

By:
Name:
Title:

SCHEDULE 1

FORM OF ENGINE CONSENT AND AGREEMENT ([YEAR] MSN [MSN])

CFM International, Inc., a Delaware corporation (the “Engine Manufacturer”), hereby acknowledges notice and receipt of the Engine Warranty Assignment Agreement ([YEAR] MSN [MSN]) made by and between American Airlines, Inc. (the “Assignor”) and Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Owner Trustee (the “Assignee”), dated as of                      , 201     (the “Assignment Agreement”). Terms defined in the Assignment Agreement shall be used herein with the same meaning.

The Engine Manufacturer hereby consents to the assignment of the Warranties by the Assignor to the Assignee pursuant to the Assignment Agreement and hereby confirms to the Assignee that (a) all representations, warranties, indemnities, and agreements of the Engine Manufacturer under the Warranties with respect to the Engines shall, subject to the terms and conditions thereof, inure to the benefit of the Assignee to the same extent as to Assignor therein except as provided otherwise in Section 2 of the Assignment Agreement; (b) the Assignee shall not be liable for any of the obligations or duties of the Assignor under the General Terms Agreement, nor shall the Assignment Agreement give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Engine Manufacturer, except for the Assignee’s agreement in the Assignment Agreement with respect to the Engines to the effect that in exercising any right assigned to it under the Warranties or in making any claim with respect thereto, the terms and conditions of the General Terms Agreement (including any conditions, liabilities, and limitations) relating to any Engine, and the Warranties, shall apply to and be binding upon the Assignee to the same extent as the Assignor; and (c) the Engine Manufacturer will continue to pay to the Assignor all payments that the Engine Manufacturer may be required to make (and that have been assigned to Assignee under the Assignment Agreement) in respect of any Engine under the Warranties unless and until the Engine Manufacturer shall have received written notice from the Assignee, addressed to its General Counsel - Commercial Engines at CFM International, Inc., c/o GE Aviation, One Neumann Way, Mail Drop F125, Cincinnati, Ohio 45215-6301, U.S.A., with copy to: Attn: Contracts Administration, CFM International, Inc., 1 Neumann Way, Mail Drop Y7, Cincinnati, OH 45215, U.S.A., that an Event of Default has occurred and is continuing or the Term of the Lease has expired (either by the passage of time or termination) and that payments should be made otherwise.

The Engine Manufacturer shall not be deemed to have knowledge of any change in the authority of Assignor or Assignee, as the case may be, to exercise the rights established in the Assignment Agreement until the Engine Manufacturer has received written notice thereof. Any performance by the Engine Manufacturer that discharges its obligations under the Warranties in accordance with the terms of the General Terms Agreement as of the date hereof will satisfy the respective interests of the Assignor and Assignee. So long as the Engine Manufacturer acts in good faith in accordance with the Assignment Agreement and this Engine Consent and Agreement, the Engine Manufacturer may rely conclusively on any notice given by the Assignee without inquiring as to the accuracy of, or the entitlement of the Assignee to give such notice.

Notwithstanding any provision to the contrary in this Engine Consent and Agreement or in the Assignment Agreement, the Engine Manufacturer shall not be construed as being a party to the Assignment Agreement and nothing contained herein shall subject the Engine Manufacturer to any multiple or duplicative liability or to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement other than the fact that such obligation or liability in respect to the Warranties shall be owed to the Assignee and such rights shall be exercisable subject to the rights of the assignment created under the Assignment Agreement. Nothing contained herein shall modify in any respect the contract rights of the Engine Manufacturer under the General Terms Agreement or limit any rights of set-off the Engine Manufacturer may have under applicable law. No further assignment of any remaining Warranties, including, without limitation, assignments for security purposes, are permitted without the express written consent of the Engine Manufacturer; provided that the Assignee may assign the Warranties in respect of any Engine back to the Assignor in connection with the substitution of such Engine pursuant to Section 8(d) of the Lease, in which case the Assignee shall give the Engine Manufacturer a written notice of such assignment, addressed to its General Counsel - Commercial Engines at CFM International, Inc., c/o GE Aviation, One Neumann Way, Mail Drop F125, Cincinnati, Ohio 45215-6301, U.S.A.

To the extent permitted by applicable law, this Engine Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Dated as of                 , 201

CFM INTERNATIONAL, INC.

By:
Name:
Title:

WARRANTIES

[To be attached]

EXHIBIT 3 TO AMENDMENT NO. 3

FORM OF IAE ENGINE WARRANTY AGREEMENT

ENGINE WARRANTY ASSIGNMENT AGREEMENT ([YEAR] MSN [MSN])[Ftnt]

THIS ENGINE WARRANTY ASSIGNMENT AGREEMENT ([YEAR] MSN [MSN]) (the “Assignment Agreement”) dated as of                 , 201     is made by and among IAE International Aero Engines AG, a joint stock company organized and existing under the laws of Switzerland (the “Engine Manufacturer”), American Airlines, Inc., a corporation organized under the laws of Delaware (the “Assignor”), and Lessor, not in its individual capacity, but solely as Owner Trustee (the “Assignee”). Unless the context otherwise requires, terms which are capitalized but not otherwise defined herein shall have the meaning given to them in the General Terms Agreement or Lease, as applicable, such terms being as themselves herein defined.

W I T N E S S E T H:

WHEREAS:

(A)	The Assignor and the Engine Manufacturer are parties to the General Terms Agreement providing, among other things, for product support, including warranties for the support, of the Engines given to the Assignor by the Engine Manufacturer;

(B)	The Assignee has agreed to enter into agreements with Airbus S.A.S. (“Airbus”) and the Assignor, pursuant to which the Assignee has agreed that it will purchase the Aircraft from Airbus and contemporaneously lease the Aircraft to the Assignor pursuant to the Lease;

(C)	In connection with the purchase of the Aircraft, the Assignee wishes to acquire certain rights and interest in and to warranties relating to the Engines, and the Assignor, on the terms and conditions hereinafter set forth, is willing to assign to the Assignee such rights and interests of the Assignor in and to such warranties, and the Assignee is willing to accept such assignment, as hereinafter set forth; and

(D)	The Engine Manufacturer is willing to consent to such assignment, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

[Ftnt]	Insert this Form of Engine Warranty Assignment Agreement as Exhibit H to the Participation Agreement for A321 Aircraft.

1.	Definitions.

For all purposes of this Assignment Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

“Aircraft” shall mean one Airbus Model A321-200 aircraft bearing manufacturer’s serial number         , including the Engines installed on such aircraft.

“Engine” shall mean each of the IAE V2533-A5 engines bearing manufacturer’s serial numbers          and         .

“Event of Default” has the meaning given to such term in the Lease.

“General Terms Agreement” shall mean the General Terms Agreement dated as of November 18, 2011 between the Engine Manufacturer and the Assignor, insofar as such General Terms Agreement relates to the Engines, as heretofore amended, modified or supplemented.

“Lease” means the Lease Agreement ([Year] MSN [MSN]) dated as of                 , 201     and entered into between the Assignor and the Assignee, whereby the Assignee has agreed to lease the Engines to the Assignor.

“Module” has the meaning set forth in Section VI, paragraph P of the IAE International Aero Engines AG V2500 Engine and Parts Service Policy attached as Annex 2 to this Assignment Agreement.

“Participation Agreement” means the Participation Agreement ([Year] MSN [MSN]) dated as of                  , 201     and entered into among Assignor, Assignee and the Owner Participant named therein, whereby the Assignee has agreed to lease the Engines to the Assignor and the Assignor has agreed to lease the Engines from the Assignee.

“Product” means each product related to the Engines as may be offered for sale and/or provided by Engine Manufacturer from time to time, and which are covered under the Warranties.

“Warranties” means, solely with respect to each Engine, Module and Product, the Engine Manufacturer’s warranties set forth in Attachment 1 hereto, consisting of the General Terms Agreement Section 11.1 and Section 11.4, and Attachment 2 hereto, consisting of the IAE International Aero Engines AG V2500 Engine and Parts Service Policy.

2.	Assignment.

2.1	The Assignor does hereby sell, assign, transfer and set over unto the Assignee, its successors and permitted assigns, all of the Assignor’s remaining rights and interests in and to the Warranties as and to the extent that the same relate to each Engine and the operation thereof, including, without limitation, in such assignment, (a) all claims for damages in respect of such Engine arising as a result of any default by the Engine Manufacturer in respect of the Warranties, and (b) any and all rights of the Assignor to compel performance of the terms of the Warranties; reserving exclusively to the Assignor, however, all of the Assignor's rights and interests in and to the Warranties and/or the General Terms Agreement as and to the extent that the same relate to engines other than such Engine and the purchase and operation of such engines. The Assignee hereby accepts such assignment, and the Engine Manufacturer hereby consents to such assignment on the terms and conditions stated herein and hereby confirms to the Assignee that all representations, warranties, indemnities, and agreements of the Engine Manufacturer under the Warranties with respect to the Engines shall inure to the benefit of the Assignee to the same extent as to the Assignor except as provided otherwise in Section 2.2 below.

2.2	Notwithstanding the foregoing, during the Term of the Lease, so long, and only so long, as no Event of Default shall have occurred and be continuing, the Assignee hereby authorizes the Assignor, to exercise in the Assignor's name all rights in respect of the Warranties as and to the extent that the same relate to each Engine, except that the Assignor may not enter into any change order or other amendment, modification or supplement to the Warranties relating to any Engine without the prior written consent of the Assignee (such consent not to be unreasonably withheld or delayed) if such change order, amendment, modification or supplement would result in any rescission, cancellation or termination of the Warranties with respect to such Engine or otherwise adversely affect the rights of the Assignee under the Warranties with respect to such Engine.

2.3

For all purposes of this Assignment Agreement, the Engine Manufacturer shall not be deemed to have knowledge of and need not recognize the occurrence, the continuance or the discontinuance of any Event of Default, or the expiration of the Term of the Lease (either by the passage of time or termination), unless and until the Engine Manufacturer shall have received from the Assignee written notice thereof addressed to the Engine Manufacturer’s Chief Legal Officer, at IAE International Aero Engines AG, 400 Main Street, East Hartford, Connecticut 06108 M/S 121-10 U.S.A., and, in acting in accordance with the Warranties and this Assignment Agreement, the Engine Manufacturer may conclusively rely on such notice. Until such time as notice of an Event of Default, or of the expiration of the Term of the Lease (either by the passage of time or termination), shall have been given by the Assignee to the Engine Manufacturer, the Engine Manufacturer shall with respect to the Warranties deal solely and exclusively with the Assignor. Upon receipt by Engine Manufacturer, from Assignee, of written notice of an Event of Default, or of the expiration of Term of the Lease (either by the passage of time or termination), in either case provided in accordance with this Section 2.3, the Engine Manufacturer shall with respect to the Warranties deal solely and exclusively with the Assignee. From the date of any such notice, the Engine Manufacturer shall have no liability whatsoever in any respect to Assignor with respect to the Warranties except if the Engine Manufacturer receives written notice from the Assignee that all Events of Default have been remedied or waived in accordance with the following sentence. The Assignee shall promptly, after all Events of Default have been remedied or waived, give written notice of the same to the Engine Manufacturer’s Chief Legal Officer as provided above, with a copy to the Assignor at its address for notices set forth in the Lease, and upon the Engine Manufacturer’s receipt of such notice, the Engine Manufacturer shall resume the sole and exclusive dealings with the Assignor authorized, in the absence of notice of an Event of Default, or the expiration of the Term of the Lease (either by the passage of time or termination), by this Section 2.

2.4	Notwithstanding anything herein to the contrary, if at any time an Event of Default shall have occurred and be continuing: (i) at Assignee’s option, the authorization to exercise the Warranties given to Assignor under Section 2.2 shall henceforth cease to be effective and the right to exercise such Warranties shall automatically revert to Assignee without further action by Assignee or Assignor (however, such reversion shall not be binding on the Engine Manufacturer until the Engine Manufacturer receives written notice thereof), and Assignee shall, to the exclusion of Assignor, be entitled to assert and enforce such rights, claims and interests, and Assignor shall cooperate with Assignee to enforce such rights, claims and interests; and (ii) whether or not Assignee exercises its option under clause (i) above, Assignee shall be entitled to receive all proceeds resulting from any such assertion or enforcement of rights, claims or interests (and any such proceeds received by Assignor shall be promptly paid over to Assignee) and, after deducting from the proceeds thereof all costs and expenses, including reasonable attorneys’ fees that may have been incurred by Assignee in connection therewith, Assignee may hold the remaining proceeds as security under the Lease until Assignor shall have cured, or Assignee in writing shall have waived, all Events of Default, or at Assignee’s option, apply all or any such remaining proceeds to the payment of any obligation of Assignor at the time due under the Lease and the balance, if any, shall be payable to Assignor when Assignor shall have cured, or Assignee shall have waived, all Events of Default.

3.	Assignor’s Continuing Obligations.

3.1	It is expressly agreed that, notwithstanding anything herein contained to the contrary: (a) the Assignor shall at all times remain liable to the Engine Manufacturer under the terms and conditions of the General Terms Agreement and the Warranties to perform all duties and obligations of the Assignor thereunder to the same extent as if this Assignment Agreement had not been executed, (b) the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to the Engine Manufacturer under the General Terms Agreement and the Warranties, except to the extent that such exercise by the Assignee shall constitute performance of such duties and obligations, (c) the Assignor will exercise its rights and perform its obligations under the General Terms Agreement and the Warranties in respect of each Engine to the extent that such rights and obligations have not been assigned hereunder, and (d) except as specifically provided in Section 3.2 with respect to the Assignee, the Assignee shall not have any obligation or liability under the General Terms Agreement or the Warranties by reason of or arising out of this Assignment Agreement or be obligated to perform any of the obligations or duties of the Assignor under the General Terms Agreement or the Warranties or to make any payment or to make any inquiry as to the sufficiency of any payment received by it or to present or file and claim or to take any action to collect or enforce any claim for any payment assigned hereunder.

3.2	Notwithstanding anything contained in this Assignment Agreement to the contrary (but without in any way releasing the Assignor from any of its duties or obligations under the General Terms Agreement and the Warranties), the Assignee confirms expressly for the benefit of the Engine Manufacturer that, in exercising any rights in and to the Warranties, or in making any claim with respect thereto, the applicable terms and conditions of the Warranties and this Assignment Agreement shall apply to and be binding upon the Assignee to the same extent as the Assignor.

3.3	Nothing contained herein shall subject the Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement or the Warranties or modify in any respect the contract rights of the Engine Manufacturer thereunder or subject the Engine Manufacturer to any multiple or duplicative obligation or liability under the General Terms Agreement or the Warranties or limit any rights of set-off the Engine Manufacturer may have against the Assignor under applicable law. No further assignment of any remaining Warranties, including, but not limited to, assignments for security purposes, are permitted without the express prior written consent of the Engine Manufacturer.

3.4	So long as the Engine Manufacturer acts in good faith in accordance with this Assignment Agreement, the Engine Manufacturer may rely conclusively on any notice given by the Assignee hereunder without inquiring as to the accuracy of, or the entitlement of the Assignee to give, such notice. The Engine Manufacturer shall not be liable to either Assignee or Assignor for any costs, expenses, losses, or liabilities incurred by Assignor or Assignee as a result of the Engine Manufacturer’s reliance on such notice to the extent that the information provided in such notice proves to be incorrect. In such event, Assignor will look solely to Assignee for any damages incurred by Assignor as a result of such incorrect notice.

4.	Further Assistance.

The Assignor agrees that, at any time and from time to time upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee shall reasonably request in order to obtain the full benefits of this Assignment Agreement and of the rights and powers herein granted.

5.	Representations, Warranties and Covenants.

5.1

The Assignor and the Engine Manufacturer do hereby represent and warrant that (i) a true and complete copy of the assignable Warranties have been provided to the Assignee in Attachment 1 and Attachment 2 to this Assignment Agreement and that such provisions constitute all the provisions of the Warranties relevant to the rights assigned pursuant hereto, (ii) the General Terms Agreement and the Warranties are in full force and effect and are enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect which affect creditors’ rights generally, and the Assignor and the Engine Manufacturer are not in default thereunder, (iii) the Assignor has, with the authorized execution of this Assignment Agreement by the Engine Manufacturer, received all necessary consents to assignment of the rights contemplated herein, and (iv) the rights assigned and transferred by the Assignor under Section 2, subject to the rights expressly reserved by this Assignment Agreement, are all the assignable representations, warranties and indemnities provided to the Assignor by the Engine Manufacturer with respect to the rights assigned hereby relating to the Warranties.

5.2	The Assignor does hereby represent and warrant that it has not assigned or pledged the Warranties as they relate to any Engine to anyone other than the Assignee, and hereby covenants that the Assignor will not, without the prior written consent of the Assignee, assign or pledge the whole or any part of the Warranties that relates to any Engine. The Assignee shall not assign the whole or any part of the Warranties hereby assigned in respect of any Engine unless (i) such assignment is back to the Assignor in connection with the substitution of such Engine pursuant to Section 8(d) of the Lease or (ii) such assignment is consented to in writing by the Engine Manufacturer.

5.3	The Assignee agrees that it will not enter into any agreement with the Engine Manufacturer that would amend, modify, rescind, cancel or terminate the Warranties or take other action to amend, modify, rescind, cancel or terminate any of the Assignor’s rights in respect of the Warranties, without the prior written consent of the Assignor, except if the Engine Manufacturer shall have been notified in writing that an Event of Default has occurred and is continuing or the Term of the Lease has expired (either by the passage of time or termination).

5.4	The Assignor, Engine Manufacturer and the Assignee agree that this Assignment Agreement may not be amended, extended, modified, supplemented, terminated or waived orally. Any and all amendments, extensions, modifications, supplements, terminations or waivers must be presented in writing and be signed by all parties.

6.	Confidentiality.

6.1

The Assignee agrees, expressly for the benefit of the Engine Manufacturer, that it will not, without the prior written consent of the Engine Manufacturer, disclose, directly or indirectly to any third party, any terms of the Warranties or any other portion of the General Terms Agreement at any time disclosed to it by the Assignor incident to effecting the assignment herein; provided, that (a) the Assignee may use, retain, and disclose any such information to its representatives, agents, employees, bank examiners, auditors, accountants and legal counsel, each with a need to know such information, who shall maintain the confidentiality of such terms, (b) the Assignee may disclose any such terms as required by applicable law, governmental regulations, subpoena, or other written demand under color of legal right for such information but it shall first, as soon as practicable upon receipt of such demand and to the extent permitted by applicable laws, furnish a copy thereof to the Assignor and the Engine Manufacturer, and the Assignee shall afford the

Assignor and the Engine Manufacturer reasonable opportunity, at the moving party’s cost and expense, to obtain a protective order or other satisfactory assurance reasonably satisfactory to the Engine Manufacturer of confidential treatment for the information required to be disclosed, and (c) the Assignee may disclose such terms of the Warranties to any Person with whom it is in good faith conducting negotiations relating to a possible Back-Leveraging Transaction or permitted transfer, sale or other disposition of its rights and obligations under the Participation Agreement, the Lease and the other Operative Documents, except for any direct competitor (that is, any aircraft engine manufacturer), or any indirect competitor (that is an aircraft engine maintenance, repair and overhaul provider), of the Engine Manufacturer, subject to execution by such Person of a written confidentiality statement setting forth the same or substantially similar terms as those referred to in this Section 6 and (d) the Assignee may disclose such terms of the Warranties to any bona fide potential purchaser or lessee of the Engines or to any bona fide potential financing party providing financing in respect of the Engines and/or the Aircraft, except for any direct competitor (that is, any aircraft engine manufacturer), or any indirect competitor (that is an aircraft engine maintenance, repair and overhaul provider), of the Engine Manufacturer, subject to execution by such Person of a written confidentiality statement setting forth the same or substantially similar terms as those referred to in this Section 6.

7.	Export.

7.1	The export and re-export, transfer, re-transfer, diversion or import of Engines, Modules, commodities, technical data, software, goods and services (including products derived from or based on such technical data) received directly or indirectly from Engine Manufacturer (“Goods”) are subject to Export Laws. Each of Engine Manufacturer, Assignor and Assignee agrees that it will not, directly or indirectly, knowingly sell, export, re-export, transfer, divert, or otherwise dispose of any Goods to any Prohibited Party without obtaining prior authorization from the relevant government authorities as required pursuant to Export Laws.

7.2	For purposes of this Section 7:

“Export Laws” shall include, but are not limited to, the U.S. Commerce Department’s Export Administration Regulations (“EAR”), U.S. State Department’s International Traffic in Arms Regulations (“ITAR”), U.S. Treasury Department’s Foreign Assets Control Regulations, Nuclear Regulatory Commission Regulations and the U.S. Energy Department’s Assistance to Foreign Atomic Energy Activities Regulations, the European Union Council Regulation (EC) No. 428/2009; and

“Prohibited Parties” mean, collectively, those countries, and persons and entities from those countries, on which the U.S., German, British, Japanese or European Union Governments (“Applicable Governments”) maintain an embargo or sanctions and those entities and individuals on the Applicable Governments’ lists of restricted or denied parties pursuant to applicable export laws.

7.3	The Engine Manufacturer shall have the right to suspend performance of its obligations under this Assignment Agreement towards the Assignor or the Assignee, as the case may be, in the event that the Engine Manufacturer has reason to believe that such party is about to or has breached any Export Laws. The Engine Manufacturer shall resume performance at such time as the subject breach is resolved. If permitted by the relevant Export Laws, the Engine Manufacturer will, prior to any suspension of its performance under this Assignment Agreement or, if not possible (acting reasonably), immediately after any suspension of its performance under this Assignment Agreement, notify the Assignor and the Assignee in writing stating the grounds for its reason to believe that the Assignor or the Assignee, as the case may be, has breached the Export Laws.

8.	Limitation of Liability of Engine Manufacturer.

The express provisions of the Warranties set forth the maximum liability of IAE with respect to any claims relating to the Warranties. In the event of any conflict or inconsistency between the express provisions of the Warranties and any illustrations contained therein, the express provisions shall apply. In no event will Engine Manufacturer have any liability for any indirect, incidental, special, or consequential damages under the Warranties. Notwithstanding the foregoing, nothing herein shall limit Engine Manufacturer’s obligations and liabilities (1) to the extent caused by or arising out of the gross negligence or willful misconduct of Engine Manufacturer, (2) to the extent of any express indemnity obligation of Engine Manufacturer in this Assignment Agreement or the Warranties or (3) with regard to injury, damage, cost or expense, or other liability claimed by any third party, whether asserted against Assignor or its affiliates, Assignee or its affiliates or Engine Manufacturer or its shareholders.

8.	Miscellaneous.

8.1	The Engine Manufacturer shall incur no new or additional obligations, costs, expenses or liabilities whatsoever by reason of this Agreement or the transaction contemplated hereby. Nothing in this Agreement shall subject the Engine Manufacturer to any multiple or duplicate liability or obligations under the Warranties or the General Terms Agreement, except in the event that the Engine Manufacturer fails to deal solely and exclusively with Assignor or Assignee, as the case may be, in accordance with Section 2.

8.2	This Assignment Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

8.3	This Assignment Agreement and any claim arising out of or relating to this Assignment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, United States of America.

IN WITNESS WHEREOF, the parties hereto have caused this Engine Warranty Assignment Agreement (MSN             ) to be duly executed and effective as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:
Name:
Title:

WELLS FARGO BANK NORTHWEST,

NATIONAL ASSOCIATION,

not in its individual capacity, but solely as

Owner Trustee

By:
Name:
Title:

IAE INTERNATIONAL AERO ENGINES AG

By:
Name:
Title:

ATTACHMENT 1

GENERAL TERMS AGREEMENT

SECTIONS 11.1 AND SECTIONS 11.4

[To be attached]

ATTACHMENT 2

IAE INTERNATIONAL AERO ENGINES AG

V2500 ENGINE AND PARTS SERVICE POLICY

[To be attached]